UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 5, 2005


                        AMERIRESOURCE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        0-20033                                            84-1084784
        -------                                            ----------
(Commission File Number)                    (IRS Employer Identification Number)


            3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 214-4249
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

         On September 27, 2005, Net2Auction, Inc. ("N2A"), a consolidated subsidiary of AmeriResource Technologies, Inc. (the "Company"), acquired assets from Netelectronics.com d/b/a Auction Boulevard ("AB"). AB is an operator of online auction drop-off locations. Among the assets acquired by N2A were all rights to the AB name, all of AB's intellectual property, and all eBay accounts opened by AB. Additionally, AB assigned the lease to AB's principal place of business, located in Encino, California, to N2A.

         The acquisition was made pursuant to a certain Agreement for Purchase and Sale of Assets, dated September 14, 2005 (the "Agreement"), between N2A and AB. The purchase price for AB's assets was $80,000, with $45,000 of the total purchase price paid for in cash and the remainder of the purchase price paid for in common stock of N2A. The Company intends to integrate the assets acquired under the Agreement into its online auction drop-off business.

Item 9.01         Financial Statements and Exhibits.

         The Exhibit Index preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of October 2005.

                                                AMERIRESOURCE TECHNOLOGIES, INC.


                                               By: /s/ Delmar Janovec
                                                   ------------------
                                                   Delmar Janovec, President

                                  EXHIBIT INDEX

Exhibit No.     Page              Description of Exhibit

10.1             4                Agreement for Purchase and Sale of Assets,
                                  dated as of September 14, 2005, by and between Net2Auction, Inc. and Netelectronics.com.

                                                                    Exhibit 10.1


                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS

         THIS AGREEMENT FOR THE PURCHASE AND SALE OF ASSETS (the "Agreement") is made and entered into this 14th day of September 2005, by and between NET2AUCTION, INC., a Delaware corporation (the "Purchaser") and
NETELECTRONICS.COM d/b/a AUCTION BOULEVARD, a California corporation, (the "Seller") (Purchaser and Seller may hereinafter be referred to individually as a "Party" or collectively as the "Parties").

                                    RECITALS

         WHEREAS, Seller is the owner of certain assets, operating an online auction with a drop-off location, located in California, set forth and identified on the attached Exhibit A (the "Assets");

         WHEREAS, Purchaser, an operator of online auction drop-off locations, desires to purchase the Assets from the Seller and integrate the Assets into the Purchaser's operations; and

         WHEREAS, the Parties hereto desire to provide for the purchase and sale of the Assets, pursuant to the terms and conditions herein contained.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the promises, representations, and covenants described herein, and in consideration of the recitals above, which are incorporated herein by reference, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

                                   ARTICLE I.

                                PURCHASE AND SALE

         Section 1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to Purchaser, and Purchaser agrees to purchase, accept and acquire from Seller, on the Closing Date (as defined in Section 2.1 hereof), the Assets. Upon the close of business on the Closing Date, Purchaser will receive and own title to the Assets of the Seller listed on the attached Exhibit A.

         Section 1.2 Purchase Price. Purchaser shall deliver and pay to Seller on the Closing Date a total purchase price of EIGHTY THOUSAND DOLLARS ($80,000) (the "Total Purchase Price"). The Total Purchase Price shall be payable by Purchaser at Closing as follows:

         (a) Forty-five thousand dollars ($45,000) ("Cash Purchase Price") payable by wire transfer, cashier's check, and/or cash in the form of US currency.

         (b) Thirty-five thousand ($35,000) of the Purchaser's common stock ("Net2Auction Shares"). The number of shares payable to Seller shall be determined by dividing the average closing trading price of Purchaser's outstanding common stock on the Pink Sheet quotation service for five (5) business days prior to closing by $35,000.

         Section 1.3 Release. In exchange for the Total Purchase Price, Seller does hereby forever release, relinquish, surrender and give up all of its claim, right, title and interest in and to the Assets.

                                   ARTICLE II.

                                     CLOSING

         Section 2.1 Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall take place on September 16th, 2005 (the "Closing Date"). The Closing shall be deemed and construed to have occurred upon
(i) the execution and delivery of all the Closing documents by the respective signatory parties thereto and (ii) the delivery to Seller of the Total Purchase Price.

         Section 2.2 Adjustments to Income and Pro Rata Account. All income to be received, except for eBay sales closed prior to closing and not yet paid by eBay buyer and costs, except for costs associated with sales paid to the seller, shall transfer at closing to the Purchaser. Costs paid in advance by the Seller for rent and cam, eBay fees on items to be sold (except items sold and not yet collected), and insurance that has been prepaid for coverage of Auction Boulevard's operations, shall be calculated prior to the closing and paid by check, at closing.

         Section 2.3 Access to eBay accounts. Seller will have the right to access eBay accounts and Access data base for a period of 90 days after the close on an as needed basis to comply with any questions that may develop. These accounts will be on an account by account basis.

         Section 2.4 Final Adjustments. Purchaser and Seller agree to review all income accounts sold as an asset under the Asset Purchase Agreement, for adjustments to the income accounts and costs thereof, thirty (30) days after the closing, with adjustments paid as required to either the Seller or Purchaser. The security deposit of $1,800.00 that is on deposit with the landlord will be an item made part of the final adjustment between the Purchaser and Seller.

         Section 2.5 Conditional Closing. Closing to be completed on September 16, 2005 unless an assignment of the lease of the property commonly known by the street address of 17412 Ventura Boulevard, Encino, California has not yet been completed. In that case, Purchaser shall place $45,000 in escrow with The Woltjen Law Firm 4144 North Central Express Way, Suite 410, Dallas Texas 75204 and the closing will be postponed for up to 10 calendar days (September 26, 2005). If the assignment of the lease has not been granted within the 10-day grace period, this contract will become void, and the escrowed money returned to the purchaser.

         Section 2.6 Escrow Agent. The escrow agent pursuant to Section 2.5 will be Woltjen Law Firm, 4144 North Central Express Way, Suite 410, Dallas, Texas 75204. The escrow agent shall hold the cashiers check in the amount of $45,000 until the following conditions are met:

         (a) The Agreement, Purchase and Sale of Assets contract has been executed by both parties;

         (b) All terms and conditions of this contract have been satisfied by both parties; and

         (c) The lease of the property commonly known by the street address of 17412 Ventura Boulevard, Encino, California has been assigned to the purchaser.

Upon the satisfaction of the above conditions, the escrow agent is instructed to release the cashiers check directly to the seller.

                                  ARTICLE III.

              REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SELLER

         Section 3.1 Seller represents, warrants, and covenants to Purchaser as follows:


         (a) Organization. Seller is a California corporation duly organized, validly existing and in good standing under the laws of the State of California.

         (b)      Authority.

                  (i) Authority Generally. Seller has the full right, power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform Seller's obligations hereunder, and to carry out the transaction contemplated in this Agreement, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally. Without limiting the generality of the foregoing, Seller's board of directors and Seller's shareholders have prior to Closing taken all corporate action necessary to authorize the execution, delivery, and performance of this Agreement by the Seller. The Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions.

                  (ii) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transaction contemplated hereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of the Seller's Articles of Incorporation or Bylaws, or (ii) conflict with, result in a breach or constitute a default under, result in the acceleration of, result in the creation of any encumbrance upon the Assets, create in any party the right to accelerate, terminate, modify, or cancel any of the contracts to which any of the Assets are subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice, would not have a material adverse effect on the financial condition of Purchaser taken as a whole or on the ability of the parties to consummate the transaction contemplated by this Agreement.

         (c) Consents. Seller agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transaction contemplated by this Agreement, including after Closing, and to cooperate with the Purchaser in connection with the foregoing, including using reasonable commercial efforts to cause the landlords of any leases specified as Assets in this Agreement to provide all required lease consents to the transaction contemplated hereby.

         (d) Litigation. There are no actions, suits or proceedings pending, or, to Seller's knowledge, threatened or anticipated before any court or governmental or administrative body or agency affecting the Assets. Seller is not presently subject to any injunction, order or other decree of any court of competent jurisdiction which affects the Assets.

         (e) Accuracy of Representations and Warranties. The copies of all instruments, agreements, or other documents and written information relating to the Assets delivered to Purchaser by Seller or Seller's representatives pursuant to or in connection with this Agreement are or shall be complete and correct in all material respects as of the date of this Agreement and as of the Closing Date, subject to changes made in the ordinary course of business.

         (f) Title to Assets. Seller has good and marketable title to all of the Assets, free and clear of all encumbrances.

         (g) Actions. Seller will file with all appropriate parties all filings necessary to facilitate the transfer of title of the Assets from the Seller to the Purchaser. Seller will execute all documents necessary to effectuate transfer of the Assets to Purchaser, including those Purchaser reasonably requests after Closing. Seller will take the following actions to transfer the assets as follows;

                 (i) Sales Tax. Remove the d/b/a from the account and change the address;

                 (ii) Transfer d/b/a name. File a statement to transfer the dba name Auction Boulevard to Purchaser;

                 (iii) Notification to customers. Contact all existing customers that have items under contract with Auction Boulevard of the change in ownership which will be coordinated with the Purchaser;

                 (iv) Bank account information; Remove all existing bank accounts and credit card information on eBay accounts.

                 (v) Passwords; Provide all existing passwords that are applicable to this sale;

                 (vi) Website; Transfer the website and hosting account to the Purchaser;

                 (vii) Transfer of Accounts. Close and/or transfer the existing telephone accounts/numbers (3 lines), electricity, cable-Internet, security-alarm accounts, and current insurance binder/ policy that is in force.

         (h) Investment Intent. Seller is acquiring the Net2Auction Shares for its business account and not on behalf of any other person or persons, and is obtaining the Net2Auction Shares for investment purposes and not for resale or other distribution and not with a view to any distribution within the meaning of
                 Section 2(11) of the Securities Act of 1933, as amended (the "Act") or otherwise.

         (i) Exempt Transaction. Seller understands that the Net2Auction Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Act"), on the ground that the Purchaser believes this transaction is exempt from registration under the Act by virtue of the provisions of Sections 3(b) or 4(2) thereof. Seller understands that the Purchaser's reliance upon the foregoing exemption is predicated in part on the representations of the Seller QUALIFICATION contained herein.

         (j) Restricted Shares. Seller understands that the Net2Auction Shares may not be sold, transferred, assigned or otherwise disposed of except pursuant to an effective registration statement, or upon the receipt of an opinion of counsel satisfactory to the Purchaser that the transfer is exempt from registration under the applicable state and federal securities laws. Seller understands that it must bear the economic risk of this investment for an indefinite period of time because the Net2Auction Shares have not been registered and, therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. Seller further agrees that the Purchaser shall have the right to issue stop transfer instructions to its transfer agent until such time as a sale is permitted under the Act. Seller has been informed that any share certificates representing the Net2Auction Shares will bear the following or substantially similar legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR UNDER THE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE PURCHASER THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

The Net2Auction shares being issued are common restricted (R-144) shares and pursuant to the R-144 Regulations the stock cannot be sold for a period of One
(1) year from the date of the issuance. The Company upon the One (1) Year anniversary will instruct our corporate counsel, The Woltjen Law Firm, to issue an opinion letter which will allow the legend to be removed from the stock therefore, becoming freely tradeable and sold at the Sellers discretion.

         (k) Survival. The warranties and representations set forth in this Article are ongoing warranties and representations by Seller, and shall survive the Closing.

                                   ARTICLE IV.

             REPRESENTATIONS, WARRANTIES, AND COVENANTS OF PURCHASER

         Section 4.1 Purchaser represents, warrants, and covenants to Seller as follows:

         (a) Good Standing and Authority. Purchaser represents and warrants that it is a corporation duly incorporated and in good standing as a corporation under the laws of the State of Delaware and has all necessary corporate power and authority to engage in the business in which it is presently engaged. Purchaser further represents and warrants that by execution of this Agreement it has the right, power, legal capacity, and authority to enter into, and perform its respective obligations under this Agreement, and has obtained all necessary approvals or consents for this Agreement to be valid and binding.

         (b) Shares. Purchaser has sufficient authorized but unissued shares of its common stock to satisfy Purchaser's obligations hereunder. The Net2Auction Shares will be duly authorized, validly issued and outstanding, fully paid, and nonassessable when issued in accordance with this Agreement.

         (c) Survival. The warranties and representations set forth in this Article are ongoing warranties and representations by Purchaser and shall survive the Closing.

         (d) Due diligence. Purchaser has conducted its own investigation of all material facts provided in writing by the seller, and hereby acknowledges the seller cannot guarantee the future performance of the assets being purchased.

         (e) Bailment Relationship. Purchaser acknowledges that upon the closing of this transaction and transfer of ownership, certain merchandise that has been deposited with Auction Boulevard and presently stored at the Auction Boulevard location on Ventura Boulevard by various customers will be inventoried at closing. Purchaser will take responsibility of and for the inventoried items.

                                   ARTICLE V.

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

         Section 5.1 Consents. All required consents, required lease consents, and governmental and third party consents and approvals legally required for the consummation of the transaction contemplated hereby shall have been obtained and be in effect on the Closing Date, except those for which failure to obtain such consents and approvals would not have a materially adverse effect on the transaction contemplated hereby. Or for those that the Purchaser is responsible for obtaining.

         Section 5.2 Discharge of Liens. Seller shall have caused all liens on the Assets to be discharged and extinguished.


                                   ARTICLE VI.

                            NON-COMPETITION BY SELLER

         Section 6.1 Non-Competition by Seller. During the period beginning on the date of this Agreement and ending on September 16, 2008 (the "Restricted Period"), Seller agrees:

         (a) Within a One Hundred (100) mile radius of 17412 Ventura Boulevard, Encino, California 92614 and 10979/10969 San Diego Mission Rd., San Diego, California 92108, (the "Restricted Areas"), Seller and any of Seller's affiliates will not, individually or in conjunction with others, directly or indirectly, engage in any Business Activities in any capacity, including as an officer, director, proprietor, employee, partner, independent contractor, consultant, advisor, agent or investor (other than as a holder solely as an investment of less than 1% of the outstanding capital stock of a publicly traded corporation) or otherwise;

         (b) Within the Restricted Area, solicit, induce or influence any person that has a business relationship with Seller or Purchaser to discontinue or reduce the extent of that relationship;

         (c) Interfere with, disrupt or attempt to disrupt any relationship or prospective relationship, whether contractual or otherwise, between Purchaser and any present or prospective lender, vendor, customer, partner, licensor, licensee, consultant or agent.

         As used herein, the term "Business Activities" means the business which is engaged in an online auction services, as a Trading Assistant on eBay, and any other activities in which Seller or any of its affiliates is or becomes engaged during the term of the Restricted Period. This does not prevent the Seller from selling his own products on eBay.


                                  ARTICLE VII.

                                     DEFAULT

         Section 7.1 Default of Seller. Seller shall be in default of this Agreement in the event that Seller breaches any warranty, representation, covenant, or term set forth in this Agreement.

         Section 7.2 Default of Purchaser. Purchaser shall be in default of this Agreement in the event Purchaser breaches any warranty, representation, covenant or term set forth in this Agreement.

         Section 7.3 Collection Costs. In addition to the amount which may be due as a result of a default, the non-defaulting Party may seek to recover all costs, expenses, and attorneys' fees incurred in identifying a default and pursuing any remedy thereto, including but not limited to the remedy of specific performance.

                                  ARTICLE VIII.

                                 INDEMNIFICATION

         Section 8.1 Indemnification by Seller. Seller hereby agrees to indemnify, defend and hold the Purchaser harmless from and against any damage, loss liability, or expense (including, without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of a breach of this Agreement by the Seller.

         Section 8.2 Indemnification by Purchaser. Purchaser hereby agrees to indemnify, defend and hold the Seller harmless from and against any damage, loss liability, or expense (including, without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of a breach of this Agreement by the Purchaser.

                                   ARTICLE IX.

                                  MISCELLANEOUS

         Section 9.1 Headings. Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning of this Agreement or its interpretation.

         Section 9.2 Entire Agreement. This Agreement and the exhibits hereto constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties.

         Section 9.3 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

         Section 9.4 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, as follows:

                  To Purchaser:             Net2Auction, Inc.
                                            3440 E. Russell Road, Suite 217
                                            Las Vegas, Nevada 89103
                                            Tel: (702) 214-4245
                                            Fax: (702) 214-4221
                                            Attention: Delmar Janovec, President

                  With a copy to:           Woltjen Law Firm
                                            4144 N. Central Expwy., Suite 410
                                            Dallas, Texas 75204
                                            Tel: (214) 742-5555
                                            Fax: (214) 742-5545
                                            Attention: Kevin S. Woltjen

                  To Seller:                Netelectronics.com
                                            17412 Ventura Boulevard
                                            Encino, California  92614
                                            Tel: (818) 380-1061
                                            Fax: (818) 380-1063
                                            Attention: Jake Ptasznik

                  With a copy to:           Larry Miller, CPA
                                            5170 N. Sepulveda Blvd., Suite 290
                                            Sherman Oaks, CA  91403
                                            Tel: (818) 995-0455
                                            Fax: (818) 995-3955

or at such other address as shall be furnished in writing by the Party to the other, and shall be deemed to have been given as of the date so delivered or deposited in the United States or Canadian mail, as the case may be.

         Section 9.5 Expenses. Each Party shall bear their own expenses incurred in connection with the transaction contemplated by this Agreement.

         Section 9.6 Counterparts & Facsimile. This Agreement and its exhibits, if any, may be executed simultaneously in one or more counterparts or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 9.7 Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach of it, shall be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment on the award rendered may be entered in any court having jurisdiction.

         Section 9.8 Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without reference to the conflict of laws principles thereof. In the event any dispute regarding this Agreement arises between the Parties and is not resolved at arbitration, such dispute shall be brought in a proper jurisdiction located within California.



         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed on their behalf in the manner legally binding upon them as of the date first above written.

PURCHASER                                   SELLER

NET2AUCTION, INC.,                          NET ELECTRONICS.COM
a Delaware corporation                      d/b/a/ AUCTION BOULEVARD,
                                            a California corporation



By:/s/ Delmar Janovec                       By: /s/ Jake Ptasznik
---------------------                       ---------------------
Name: Delmar Janovec                        Name: Jake Ptasznik
Title:   President                          Title:

EXHIBIT A

                                     ASSETS


For purposes of this Agreement, the term "Assets" shall include all of the following:

1. The Seller's place of business, currently being leased by the Seller, located at 17412 Ventura Boulevard Encino, California 92614 ("Premises"). Seller will take any and all action necessary to assign lease of the Premises to Purchaser. Purchaser agrees to pay the transfer fee of $1,000.00 and deliver the payment at signing of this agreement, and provide all necessary financial information and guarantees to the Landlords and/or Lessor. A copy of the Premises lease assignment is attached hereto as Exhibit B;

2.         Any and all rights Seller has to the name "Auction Boulevard".

3. All contractual rights, titles and interests and general intangibles now owned or hereafter acquired by the Pledgor, including, without limitation, goodwill, copyrights, copyright applications, trademarks, trademark applications, services marks, service mark applications, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, business plans, blueprints, drawings, purchase orders, customer lists, route lists, infringements and other claims, software, (except Quickbooks )computer programs, computer discs, computer tapes, source code, object code, literature, reports, catalogs, design rights, payments of insurance and rights to payment of any kind;

4.         All of the Seller's tangible property listed in Exhibit C.

5. All rents, income and issues arising from or in connection with, and all proceeds of the Premises; and

6. All eBay accounts opened, owned, and/or operated by the Seller excluding the PayPal account.

                                    EXHIBIT B
                              LEASE OF THE PREMISES

                     AIR COMMERCIAL REAL ESTATE ASSOCIATION
                       ASSIGNMENT AND ASSUMPTION OF LEASE
                              AND CONSENT OF LESSOR

1.       ASSIGNMENT OF LEASE

For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Net Electronics.com, Inc. dba Auction Boulevard ("ASSIGNOR") hereby assigns and transfers to Net2Auction Corporation ("ASSIGNEE") all of ASSIGNOR's right, title and interest in and to that certain Lease dated
February 8, 2005/First Amendment to Lease dated 9/13/05, by and between ASSIGNOR and KS Ventura LLC, as Lessor, covering those certain Premises located at 17412 Ventura Boulevard, Encino, CA 91316 and as is more particularly described in such Lease.

The Assignment shall be effective: September 27, 2005.

In addition, ASSIGNOR hereby transfers to ASSIGNEE of all ASSIGNOR's interest in and to any security or other deposits paid to Lessor under the terms of such Lease.

Dated: 09-24-05                       Net Electronics.com, dba Auction Boulevard
                                      By: /s/ Jake Ptasznik
                                      Name Printed: Jake Ptasznik
                                      Title: President
                                      By:
                                      Name Printed:
                                      Title:
                                      Assignor

2.       ASSUMPTION OF LEASE

Assignee acknowledges that it has inspected the Premises and reviewed the Lease and Assignee hereby accepts the foregoing Assignment and assumes and agrees to be bound by and perform all obligations of the Lessee pursuant to the Lease arising on or after the date of this Assignment and to abide by all of the terms, provisions, covenants and conditions of the Lease.

Dated: September 23, 2005                   Net2Auction Corporation
                                            -----------------------
                                            By: /s/ Delmar Janovec
                                            Name Printed: Delmar A. Janovec
                                            Title: President
                                            By:
                                            Name Printed:
                                            Title:
                                            Assignee

3.       CONSENT TO ASSIGNMENT

Lessor hereby consents to the foregoing Assignment and Assumption of the Lease. It is understood and agreed, however, that the foregoing consent is not a waiver of Lessor's right to consent to or impose restrictions upon any future assignment or subletting. In addition, this assignment does not release Assignor from liability for any of the obligations of the Lessee under the Lease.

Dated: 9-28-05                              KS Ventura LLC

                                            By: /s/ Brian Kluft
                                            Name Printed: Brian Kluft
                                            Title: Member- KS Ventura LLC
                                            By:_________________________
                                            Name Printed: ________________
                                            Title: _______________________
                                            Lessor

All parties acknowledge that the Guarantee of Lease shall remain in effect with Jake Ptasznik remaining as the Guarantor.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL, SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS ASSIGNMENT OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.       SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
         ASSIGNMENT.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED
         TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATION SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR ASSIGNEE'S INTENDED USE.

     WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE ASSIGNMENT MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

                          EXHIBIT C - TANGIBLE ASSETS

                               QUANTITY                                LOCATION

               OFFICE DESKS            4                          LOBBY & OFFICE
EXEC CHAIRS ( 2 BLACK 1 GRAY )         3                          LOBBY & OFFICE
        WAITING ROOM CHAIRS            4                          LOBBY & OFFICE
        WAITING ROOM CHAIRS            1                                SHIPPING
FILING CABINET LATERAL 4 DRAW          1                            OFFICE/PHOTO
FILING CABINET VERTICAL 2 DRAW         1                                   LOBBY
FILING CABINET LATERAL  2 DRAW (WOOD)  1                                   LOBBY
      FILING CABINET 4 DRAW            1                            OFFICE/PHOTO
OPEN WOOD CABINET WITH SHELF           1                                   LOBBY
                COMPUTER GQ            1                                   LOBBY
                COMPUTER GQ            1                            OFFICE/PHOTO
                COMPUTER GQ            1                                SHIPPING
         COMPUTER E MACHINE            1                                   LOBBY
 ROUTER AND NETWORK CABLING
COMPUTER MONITOR  VIEW SONIC LCD
FLAT PANEL                             2                                   LOBBY
COMPUTER MONITOR  VIEW SONIC LCD
FLAT PANEL                             1                            OFFICE/PHOTO
COMPUTER MONITOR - 1 HP CRT            1                                SHIPPING
COMPUTER PRINTER LaserJet 2100         1                                   LOBBY
COMPUTER PRINTER HP OFFICEJET 6110     1                                   LOBBY
         COMPUTER PRINTER UPS 2543     1                                   LOBBY
  COMPUTER PRINTER UPS 2542            1                                SHIPPING
CANON EOS DIGITAL REBEL CAMERA         1                                   PHOTO
CAMERA 2 BATTERIES, LENS, 2 C F DISK                                       PHOTO
            MANNEQUIN WOMAN            1                                   PHOTO
   JEWELERY DISPLAY STANDS            3                                   PHOTO
                 PAPER POLE            1                                   PHOTO
           FOLDING TABLE 6'            1                                   PHOTO
 FOLDING TABLE BLACK SQUARE            1                                   PHOTO
    LIGHT STANDS WITH LAMPS            2                                   PHOTO
TOSHIBA STRATA DK401 PHONE SYSTEM      1                                SHIPPING
           TOSHIBA HANDSETS            4                          LOBBY / OFFICE
              PEANUT HOPPER            1                                   LOBBY
           BUBBLE WRAP POLE            1                                SHIPPING
         STEEL SHELVING  8'            1                                SHIPPING
          STEEL SHELVING 6'            1                                SHIPPING
          STEEL SHELVING 3'            2                                SHIPPING
          STEEL SHELVING 3'            8                                 STORAGE
          STEEL SHELVING 4'            3                                 STORAGE
          STEEL SHELVING 5'            1                                 STORAGE
        PLASTIC SHELVING 3'            1                                 STORAGE
        PLASTIC SHELVING 3'            1                            OFFICE/PHOTO
              CLOTHING RACK            1                                 STORAGE
                      DOLLY            1                                SHIPPING
                  HAND CART            1                                SHIPPING
                     LADDER            1                                SHIPPING
                STEP LADDER            1                                SHIPPING

               WATER COOLER            1                                  OFFICE
                     FRIDGE            1                                  OFFICE
                  MICROWAVE            1                                  OFFICE
                       SOFA            1                                  OFFICE
    TABLE AND STORAGE SHELF            1                                   PHOTO